EXHIBIT 23.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in Registration Statement No. 333-40104 on Form S-8 of Dime Community Bancshares, Inc. of our report dated June 26, 2012 appearing in this Annual Report on Form 11-K of The Dime Savings Bank of Williamsburgh 401(k) Plan for the year ended December 31, 2011.

                                           /s/ Crowe Horwath LLP
                                           Crowe Horwath LLP

New York, New York
June 26, 2012